SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
                        (Amendment No.  )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

               Environmental Tectonics Corporation
        (Name of Registrant as Specified In Its Charter)

                          Stevens & Lee
  (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii),14a-6(i)(1), or
     14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies: n/a
     2) Aggregate number of securities to which transaction applies: n/a
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11./1/
     4) Proposed maximum aggregate value of transaction: n/a

[ ] Check box if any part of the fee is offset as provided by
     Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or Form or Schedule and the date of its filing.
     1) Amount previously paid:
     2) Form, Schedule, or Registration Statement No.:
     3) Filing party:
     4) Date filed:
________________________
/1/ Set forth the amount on which the filing fee is calculated and state how it was determined.

               ENVIRONMENTAL TECTONICS CORPORATION




            _________________________________________

            Notice of Annual Meeting of Shareholders
                         August 16, 1995
            _______________________________________


The Annual Meeting of the Shareholders of Environmental Tectonics Corporation will be held at the offices of the Company, County Line Industrial Park, Southampton, Pennsylvania on Wednesday, August 16, 1995, at 10:00 a.m. (eastern time) for the following purposes:

1. To elect five directors to serve until their successors have been elected and qualified.

2. To transact such other business as may properly come before the meeting.

The record date for determination of shareholders entitled to notice of and to vote at the meeting is June 20, 1995.


By Order of the Board of Directors

    ANN M. ALLEN, Secretary



July 28, 1995

Whether or not you expect to attend the meeting, please sign and date the enclosed proxy and return it promptly in order that your stock may be voted. If you attend the meeting, you may withdraw your proxy and vote in person.

               ENVIRONMENTAL TECTONICS CORPORATION

                 ANNUAL MEETING OF SHAREHOLDERS

                         AUGUST 16, 1995

                         PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Environmental Tectonics Corporation, a Pennsylvania corporation (the "Corporation" or the "Company"), of proxies in the accompanying form for use at the Annual Meeting of Shareholders to be held at 10:00 a.m. (eastern time) on August 16, 1995, at the Company's executive offices at County Line Industrial Park, Southampton, PA 18966 and at any adjourned meeting thereof (the "Annual Meeting"). This Proxy Statement and accompanying form of proxy are being first sent or given to security holders on or about July 31, 1995. The expense of soliciting proxies will be borne by the Company.


              ACTION TO BE TAKEN UNDER THE PROXIES

     When a proxy in the enclosed form is properly executed and returned in the envelope provided, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified therein. Absent clear instructions to the contrary, such shares will be voted in favor of the election, as directors, of the Board of Directors' nominees. Any such proxy may be revoked at any time before its exercise by (i) executing and delivering a later dated proxy to the Secretary of the Corporation, (ii) giving written notice of revocation to the Secretary of the Corporation, or (iii) by voting in person at the Annual Meeting. The mailing address of the Corporation is County Line Industrial Park, Southampton, PA 18966.


                VOTING SECURITIES AND RECORD DATE

     The close of business on June 20, 1995, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. On the record date, the Corporation had outstanding 2,908,121 shares of Common Stock, $.10 par value per share ("Common Stock"). Each share of Common Stock is entitled to one vote on all matters coming before the Annual Meeting including the election of directors. The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes which all shareholders are entitled to cast shall constitute a quorum at the Annual Meeting.
Abstentions with respect to one or more proposals voted upon at the Special Meeting will be included for purposes of determining a quorum for the Annual Meeting.

             PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth as of June 20, 1995, the number of shares and percentage of the Company's Common Stock owned beneficially by each director, each nominee for director, and each person holding, to the Company's knowledge, more than 5% of the outstanding Common Stock. The table also sets forth the holdings of directors and officers as a group.

                                        Amount and
                                        Nature of
                                        Beneficial     Percent of
Name and Address of Beneficial Owner    Ownership      Class

William F. Mitchell                       946,603         32.6%
c/o Environmental Tectonics
  Corporation
County Line Industrial Park
Southampton, PA  18966

Pete L. Stephens, M.D.                    307,050 (1)     10.6%
1 Eleni Lane
West Chester, PA  19382

Richard E. McAdams                         28,823 (2),(3)    *
c/o Environmental Tectonics
  Corporation
County Line Industrial Park
Southampton, PA  18966

Michael A. Mulshine                             0 (4)        *
Osprey Partners
2517 Route 35
Manasquan, NJ  08736

Philip L. Wagner, Ph.D.                     6,000 (5)        *
Chadds Ford Technologies, Inc.
P.O. Box 377
Chadds Ford, PA  19317

Directors and Officers as a
  Group (12)                            1,334,749 (6)     45.9%

* less than 1%
____________________

(1) Includes 3,700 shares held by or for the benefit of Dr. Stephens' wife and two of his children.

(2) Includes 2,277 shares held by Mr. McAdams' wife as to which he disclaims beneficial ownership.

(3) Includes options to purchase 6,000 shares held under the Company's Incentive Stock Option Plan that are presently exercisable.

(4) Does not include warrants to purchase 125,000 shares of stock that are exercisable only upon completion of certain activities under a separate consulting agreement.

(5) Includes 4,000 shares held by or for the benefit of Dr. Wagner's wife.

(6) Includes options to purchase 32,300 shares held under the Company's Incentive Stock Option plan that are presently exercisable.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On October 20, 1994, the Company and Mr. Mulshine entered into a Consulting Agreement, pursuant to which the Company has issued warrants to Mr. Mulshine to purchase 125,000 shares of the Company's common stock at an initial exercise price of $4.75 in consideration for Mr. Mulshine providing certain consulting services to the Company.

         THE BOARD OF DIRECTORS' NOMINEES FOR DIRECTORS

     The Board presently consists of five directors. The by-laws provide that the Board consist of not less than three nor more than ten directors. Five directors are to stand for election at the Annual Meeting. The five nominees receiving the largest number of votes will be elected directors. The names of, and certain information with respect to, the Board's nominees for directors to serve until the next Annual Meeting of Shareholders and until their respective successors are elected and qualified are set forth below. The Board knows of no reason why any of such nominees might be unwilling or unable to serve. However, if any nominee of the Board becomes unavailable or unable to serve prior to the election of directors, the Board reserves the right to make a substitution for such nominee and the Board's Proxy Agents will vote the proxies for the election of such substitute nominee.

                            Served as  Principal Occupations and
                            Director   Positions and Offices with
Name and Age                Since (1)  the Company
William F. Mitchell (53)       1969    Chairman of the Board,
                                       President and Director

Richard E. McAdams (59)        1985    Executive Vice President
                                       and Director

Philip L. Wagner, Ph. D. (59)  1993    Director

Pete L. Stephens, M.D. (57)    1974    Director

Michael A. Mulshine (56)       1994    Director
____________________

(1)  Directors serve one-year terms.

     Mr. Mitchell has been Chairman of the Board, President and Chief Executive Officer of the Company since 1969, except for the period from January 24, 1986 through January 24, 1987, when he was engaged principally in soliciting sales for the Company's products in the overseas markets.

     Dr. Stephens has been a physician engaged in the private practice of medicine for over 30 years.

     Mr. McAdams has been with the Company since 1970. He became a Vice President in 1978, and an Executive Vice President in
1990, with responsibility for contract administration.

     Dr. Wagner is an organic chemist with over 30 years of diversified experience managing research and development and new business development at E.I. du Pont de Nemours & Company. In November 1992, he founded Chadds Ford Technologies, Inc., a consulting firm. He is currently President of Chadds Ford Technologies, Inc.

     Mr. Mulshine has served as a Director of VASCO Corporation, a public company in the computer data security business, since 1991. He has been President of Osprey Partners, a management consulting firm, since 1977. He is Chairman of the Board of Dynex Sport Optics, Inc., an exclusive licensee of Wilson Sporting Goods Company and has been a Director and Secretary of Scangraphics, Inc., a public company, since 1985. Mr. Mulshine is an instrument-rated pilot who served as General Manager of a flight simulator company and was involved in simulation and modeling in his early career. He received a Bachelor of Science degree in Electrical Engineering in 1961 from Newark College of Engineering.

     During the year ended February 24, 1995, the Company had an Audit Committee consisting of three independent outside directors; Messrs. Michael A. Mulshine, Pete L. Stephens, and Philip L. Wagner. These three independent outside directors also served on the Company's Compensation Committee during the year ended February 24, 1995. The Audit Committee is charged with reviewing and overseeing the Company's financial systems and internal control procedures and conferring with the Company's independent accountants with respect thereto. The Compensation Committee is charged with reviewing the compensation of officers and key personnel. During the year ended February 24, 1995 the Board of Directors held four meetings and the Audit and Compensation Committees each held one meeting. All members of the Board attended all of the meetings of the Board held while they were members of the Board. All members of the Audit and Compensation Committees attended all meetings of the Committees held while they were members thereof. There are no executive officers of the Company who are not also directors of the Company.

             REMUNERATION OF DIRECTORS AND OFFICERS

     The following table sets forth compensation paid by the Company to the Chief Executive Officer for services rendered during fiscal years 1995, 1994 and 1993. There are no other executive officers whose total annual salary and bonus exceeds $100,000. The footnotes to the table provide additional information concerning the Company's compensation and benefit programs.

                   SUMMARY COMPENSATION TABLE

                               Annual Compensation

                                                  Other
Name and                                          Annual         All Other
Principal          Fiscal                         Compensation   Compensation
Position           Year    Salary($)   Bonus($)   ($)(1)         ($)(2)
William F.         1995    $131,568    $0         $0             $ 1,154
Mitchell,          1994     165,105     0          0               1,453
President and      1993     182,000     0          0               1,466
Chief Exec.
Officer
___________________

(1) The Company's executive officers receive certain perquisites. For fiscal years 1995, 1994 and 1993, these perquisites did not exceed the lesser of $50,000 or 10% of each salary and bonus.

(2) These amounts represent the Company's contribution to the Retirement Savings Plan.

     Directors of the Company who are not officers of the Company are paid $600 for Board of Directors meetings which they attend.
Additional compensation is not paid for committee meetings.


              COMPLIANCE WITH SECTION 16(a) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the American Stock Exchange. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) Forms they file. The rules of the SEC regarding the filing of such statement require that "late filings" of such statements be disclosed in the Company's proxy statement.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended February 24, 1995, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that one late report for Statement of Changes in Beneficial Ownership for Dr. Stephens was filed on Form 4.


                   THE CORPORATION'S AUDITORS

     Under the Corporation's by-laws and the governing law, authority to select the Corporation's independent accountants rests with the Board of Directors. Such selection is made through formal act of the Board of Directors. It has not been and is not the Corporation's policy to submit selection of its auditors to the vote of the shareholders because there is no legal requirement to do so. Grant Thornton LLP was the Company's auditors for the fiscal year ended February 24, 1995. Auditors have not been selected for the current fiscal year. A representative of Grant Thornton is expected to be present at the Annual Meeting and will be given an opportunity to make a statement to the shareholders, if he desires to do so. Such representative will also be available to answer appropriate questions from shareholders.

     Coopers & Lybrand LLP was dismissed by the Company on January 3, 1995. In the prior two fiscal years, the accountant's reports on the Company's financial statements contained unqualified opinions, which were modified in fiscal 1994 for
(i) an uncertainty paragraph for unsettled litigation, and
(ii) an emphasis of a matter paragraph for contract claims receivable and a recently renegotiated extension to the Company's credit facility; and in fiscal 1993 for an uncertainty paragraph for unsettled litigation. The decision to dismiss the accountant was approved by the Company's audit committee.

     In the prior two fiscal years there were disagreements which, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report. In fiscal 1995, there were no disagreements with the former accountant in the interim period subsequent to February 25, 1994. In fiscal 1994, there were disagreements as to (i) the amount of revenue to be recognized under the percentage of completion method for a certain contract, (ii) income recognition of a certain insurance settlement, and (iii) the capitalization of certain software development costs. These issues were discussed with the Company's audit committee after final resolution was made to the satisfaction of the former accountant. There were no issues which involved differences of opinion over material matters related to auditing scope or procedures. The Company authorized the former accountant to respond fully to the inquiries of the successor accountant concerning the subject matter of each of these disagreements. In fiscal 1993, there were no issues which involved differences of opinion over material matters related to accounting principles or practices, financial statement disclosures or presentation and auditing scope procedures.

     The Company engaged Grant Thornton LLP as its new independent accountants as of February 16, 1995. During the two fiscal years prior to February 24, 1995, and through February 24, 1995, the Company did not consult with Grant Thornton on items which (i) were or should have been subject to SAS 50 or
(ii) concerned the subject matter of a disagreement or reportable event with the former auditors, Coopers & Lybrand LLP.


                     SOLICITATION OF PROXIES

     The Company has provided proxy materials to brokers, custodians, nominees, and fiduciaries and requested that such materials be forwarded to the beneficial owners of stock registered in the names of such brokers, custodians, nominees, and fiduciaries. In addition, solicitation of proxies may be made by officers, directors, and regular employees of the Company by personal interview, mail, telephone, and telegraph. The cost of soliciting proxies and related services will be borne by the Company.


                         OTHER BUSINESS

     The Company knows of no business other than the election of directors which will be presented for consideration at the meeting. However, if other matters come before the meeting, it is the intention of the proxy agents to vote upon such matters in accordance with their judgment thereon.


                      SHAREHOLDER PROPOSALS

     Proposals which shareholders desire to have included in the Proxy Statement for the 1996 Annual Meeting of Shareholders must be received at the Corporation's executive offices, County Line Industrial Park, Southampton, Pennsylvania 18966 on or before March 14, 1996.

                              By Order of the Board of Directors

                              ANN M. ALLEN, Secretary
July 28, 1995

     The Company's Annual Report to the Shareholders for the year ended February 24, 1995, is enclosed. The Company's Annual Report is furnished to shareholders for their information. No part thereof is incorporated by reference herein. Each person solicited hereunder can obtain a copy of the Corporation's Annual Report on Form 10-K for the year ended February 24, 1995, as filed with the Securities and Exchange Commission, without charge except for exhibits to the report, by sending a written request to Environmental Tectonics Corporation, County Line Industrial Park, Southampton, PA 18966, Attention: Ann M. Allen, Secretary.

               ENVIRONMENTAL TECTONICS CORPORATION
                 ANNUAL MEETING AUGUST 16, 1995
       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking all prior proxies, hereby appoints Pete L. Stephens and Philip L. Wagner, or either of them, with full power of substitution, as the undersigned's proxies to vote at the Annual Meeting of Shareholders called for August 16, 1995 and at any adjournments thereof:

     1.   Election of Directors:

          [ ] For all nominees listed below (except as marked to the contrary) or

          [  ] Withhold the vote for all nominees.

Instruction: To withhold authority to vote for any individual nominee, strike out his name below:

     Richard E. McAdams, William F. Mitchell, Michael A.
     Mulshine, Pete L. Stephens, Philip L. Wagner

     2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     This Proxy, when property executed, will be voted in the manner designated herein by the undersigned shareholder. In the absence of designation, this Proxy will be voted for the election of all of the Board of Directors' nominees as Directors.

     IN WITNESS WHEREOF, the undersigned has set his hand and seal.

Dated:________________, 1995  ____________________________(SEAL)
                              Shareholder's signature

                              ____________________________(SEAL)
                              Shareholder's signature

                              Please sign exactly as name appears
                              herein.  When signing as attorney,
                              executor, administrator, trustee,
                              guardian, etc., please give full
                              title as such.

                              [  ] I plan to attend the Annual
                                   Meeting on August 16, 1995.